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                                             Rule 497(e)
                                             File  No.  33-59692




                         RYDEX SERIES TRUST
                      THE RYDEX HIGH YIELD FUND

                 Supplement, dated October 15, 1997,
                                 to
                  Prospectus, dated August 1, 1997



   The following text is hereby inserted after the fourth and final sentence in the third paragraph under the heading
   "REDEEMING  AN  INVESTMENT;  WITHDRAWALS,"  at  page 14 in the
   Prospectus:

        W h e n an investor redeems his or her entire investment in the Trust, then the dividend interest earned on the Fund shares for the three business days following the receipt of the redemption request will be included in the payment to the investor of t h e r edemption price. See "Dividends and Distributions."


   The  last  sentence  in  the final paragraph under the heading
   "EXCHANGES," at page 15 in the Prospectus, is hereby deleted, and the following text is hereby inserted in lieu thereof:

        When shares of the Fund are exchanged by a Trust shareholder for shares of another Rydex Fund, the income dividends that are payable by the Fund on these shares for the two business days following the receipt of the exchange request automatically will be paid into the shareholder s account in the Rydex U.S. Government Money Market Fund (or the Rydex Institutional Money Market Fund, if the shareholder uses this Rydex Fund instead of the Rydex U.S.
        Government  Money  Market Fund).  See "Dividends and
        Distributions."

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